UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2008

Medefile International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	033-25126 D	85-0368333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

240 Cedar Knolls Road, Suite 309
Cedar Knolls, NJ 07927
(Address of principal executive offices) (zip code)

(973) 993-8001
 (Registrant's telephone number, including area code)

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On November 11, 2008, Eric Rosenfeld resigned from his position as Chief Information Officer, Secretary and as a member of the Board Directors of MedeFile International, Inc. (the “Company”).  There was no disagreement or dispute between Mr. Rosenfeld and the Company which led to his resignation. Mr. Rosenfeld’s resignation shall become effective immediately; however, he will continue to provide services to the Company as a consultant.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medefile International, Inc.

Dated: November18, 2008	By:	/s/ Milton Hauser
Name: Milton Hauser
Title: President, Chief Executive Officer